SALOMON BROTHERS HIGH INCOME FUND INC

August 22, 1997

Dear Shareholders:

The net asset value of each of your shares of Salomon Brothers High Income Fund (the "Fund") on June 30, 1997 was $15.08, up from $14.72 per share at December 31, 1996. This represents a 7.76% net asset value return for the six months ended June 30, 1997 (assuming the reinvestment of dividends in additional shares of the Fund), as compared with an increase of 5.96% for the Salomon Brothers High-Yield Market Index and a 6.13% average return for closed-end, unleveraged high-yield funds as measured by Lipper Analytical Services, Inc*. This performance ranked the High Income Fund #1 of 8 closed-end, unleveraged high-yield funds in Lipper's investment category.

U.S. high-yield investments accounted for approximately 80% of total investments at June 30, 1997. The balance of the portfolio is primarily invested in emerging markets debt.

HIGH-YIELD MARKET
The U.S. corporate high-yield market continued to post strong performance, buoyed by both fundamental and technical factors. The combination of solid economic growth and low inflation in the United States served to improve credit quality among a broad spectrum of issuers, and new issuance remained on track to surpass record levels this year. Meanwhile, mutual fund cash inflows continued at a healthy pace, creating strong demand for new issues. And, despite some widening of yield spreads to Treasuries in March and April, spreads contracted in May and June.

EMERGING MARKETS
During the past six months, the emerging debt markets benefited from favorable market conditions, attractive yields and positive economic and political settings in many key countries. Brazil's $3 billion Mexican-style Brady swap against a 30-year global bond was the largest amount ever issued by an emerging market borrower. The upgrading by Standard & Poor's of 12 Argentine corporates to investment grade and the victory of the pro-reform UDF party in Bulgaria and that government's efforts regarding the implementation of a currency board on July 1, had a positive impact on the market. In Russia, the government's reform efforts were well-received by the market, and macroeconomic indicators appear quite favorable.

ANNUAL SHAREHOLDERS MEETING
The Fund held its annual meeting of shareholders on April 17, 1997. At the meeting, shareholders elected the nominees proposed for election to the Fund's Board of Directors and ratified the selection of Price Waterhouse LLP as the independent accountants of the Fund. The following table provides information concerning the matters voted on at the meeting:

SALOMON BROTHERS HIGH INCOME FUND INC


         1. Election of Directors
         Nominees                                       Votes For                    Votes Withheld
         ------------------------------------------------------------------------------------------
         Allan C. Hamilton                              4,168,778                        43,318
         Michael S. Hyland                              4,170,034                        42,062



         2. Ratification of Price Waterhouse LLP as the Independent Accountants of the Fund

         Votes For                                    Votes Against                  Votes Abstained
         -------------------------------------------------------------------------------------------
         4,174,266                                        18,270                         19,560

In July, Allan C. Hamilton announced that he had decided to resign as a director of the Fund. We appreciate his contribution to the Fund since its inception.

                    *    *    *


In a continuing effort to provide timely information concerning the Fund, shareholders may call 1-888-777-0102 (a toll-free number), Monday though Friday from 8:00 am to 6:00 pm EST for the Fund's current net asset value, market price and other information regarding the Fund's portfolio holdings and allocations. For information concerning your Salomon Brothers High Income Fund stock account, please call American Stock Transfer & Trust Company at 1-800-937-5449 (1-718-921-8200 if you are calling from within New York City).

All of us at Salomon Brothers Asset Management appreciate the confidence you have demonstrated in the past and hope to continue to serve you in future years.


                                                         Cordially,





                                                         MICHAEL S. HYLAND
                                                         Chairman and President




* Lipper rankings change monthly and do not reflect the effects of transaction charges. Lipper performance results represent changes in net asset value, adjusted to reflect reinvestment of dividends and capital gain distributions.

SALOMON BROTHERS HIGH INCOME FUND INC

Statement of Investments
June 30, 1997 (unaudited)


 Principal
  Amount                                                                                         Value
   (000)        Corporate Bonds-- 78.6%                                                         (Note 2)
---------------------------------------------------------------------------------------------------------
              BASIC INDUSTRIES -- 7.7%
    $1,000    Algoma Steel Inc., 12.375%, 7/15/05....................                        $  1,105,000
     1,000    Berry Plastics, 12.25%, 4/15/04........................                           1,107,500
       500    Doman Industries Limited, 8.75%, 3/15/04...............                             482,500
              NL Industries, Zero Coupon until 10/15/98
     1,250      (13.00% thereafter), 10/15/05........................                           1,168,750
       600    Radnor Holdings, 10.00%, 12/01/03......................                             624,000
 500 Units    Stone Container Corp., 12.25%, 4/01/02(A)..............                             510,000
       500    Tekni-Plex Inc., 11.25%, 4/01/07#......................                             542,500
                                                                                               ----------
                                                                                                5,540,250
                                                                                               ----------
              CONSUMER CYCLICALS -- 2.8%
 200 Units    Anvil Holdings, Inc., 13.00%, 3/15/09(B)#**............                             206,572
     1,000    CSK Auto, Inc., 11.00%, 11/01/06.......................                           1,040,000
     1,000    Hills Stores, 12.50%, 7/01/03..........................                             777,500
                                                                                               ----------
                                                                                                2,024,072
                                                                                               ----------

              CONSUMER NON-CYCLICALS -- 24.0%
     1,000    Carr-Gottstein Foods, 12.00%, 11/15/05.................                           1,110,000
     1,500    Coleman Escrow Corp., Zero Coupon, 5/15/01#............                             873,750
       750    Dade International Inc., 11.125%, 5/01/06..............                             836,250
       500    Fresenius Medical Care Capital Trust, 9.00%, 12/01/06..                             506,875
     1,000    Hines Horticulture, 11.75%, 10/15/05...................                           1,065,000
       500    Imed Corp., 9.75%, 12/01/06#...........................                             515,000
              International Semi-Tech, Zero Coupon until 8/15/00
     1,000      (11.50% thereafter), 8/15/03.........................                             595,000
       750    Mettler Toledo Inc., 9.75%, 10/01/06...................                             787,500
     1,000    North Atlantic Trading, 11.00%, 6/15/04#...............                           1,017,500
     1,000    Pueblo XTRA International, 9.50%, 8/01/03..............                             970,000
     1,000    Rayovac Corp., 10.25%, 11/01/06........................                           1,050,000
     1,500    Revlon Worldwide, Zero Coupon, 3/15/01#................                           1,016,250
       750    Riddell Sports Inc., 10.50%, 7/15/07#..................                             770,625
     1,000    Selmer Co. Inc., 11.00%, 5/15/05.......................                           1,090,000
       500    Stroh Brewery, 11.10%, 7/01/06.........................                             525,000
     1,000    Sun International Hotels, 9.00%, 3/15/07...............                           1,018,750
     1,000    Trump Atlantic City Associates, 11.25%, 5/01/06........                             977,500
       500    Twin Laboratories Inc., 10.25%, 5/15/06................                             527,500


---------------------------------------------------------------------------------------------------------
                             See accompanying notes to financial statements.
                                                                                                  Page 1


SALOMON BROTHERS HIGH INCOME FUND INC

June 30, 1997 (unaudited)



 Principal
  Amount                                                                                         Value
   (000)       Corporate Bonds (continued)                                                     (Note 2)
---------------------------------------------------------------------------------------------------------
1,000 Units    Urohealth Systems Inc., 12.50%, 4/01/04(C)#..................               $      975,000
     $1,000    Waterford Gaming LLC, 12.75%, 11/15/03#......................                    1,110,000
                                                                                               ----------
                                                                                               17,337,500
                                                                                               ----------
               ENERGY -- 8.2%
      1,000    Bellwether Exploration, 10.875%, 4/01/07.....................                    1,077,500
        750    Benton Oil &Gas, 11.625%, 5/01/03............................                      825,938
        500    Cliffs Drilling, 10.25%, 5/15/03.............................                      532,500
        400    Dawson Product Services, 9.375%, 2/01/07.....................                      408,000
        500    Flores & Rucks, 9.75%, 10/01/06..............................                      522,500
      1,000    National Energy Group, 10.75%, 11/01/06......................                    1,042,500
        500    Snyder Oil Corp., 8.75%, 6/15/07.............................                      501,250
      1,000    United Refining, 10.75%, 6/15/07#............................                    1,010,000
                                                                                               ----------
                                                                                                5,920,188
                                                                                               ----------
               FINANCIAL -- 3.5%
        500    Airplanes Pass Through Trust, 10.875%, 3/15/19...............                      578,750
      1,000    Central Transport Rental, 9.50%, 4/30/03.....................                      965,000
      1,000    Cityscape Financial Corp., 12.75%, 6/01/04#..................                      990,000
                                                                                               ----------
                                                                                                2,533,750
                                                                                               ----------
               HOUSING RELATED -- 1.2%
               Waxman Industries Inc., Zero Coupon until 6/01/99
      1,000      (12.75% thereafter), 6/01/04...............................                      855,000
                                                                                               ----------

               INDUSTRIAL/MANUFACTURING -- 8.4%
        500    Alvey Systems, 11.375%, 1/31/03..............................                      517,500
      1,000    Clark-Schwebel Inc., 10.50%, 4/15/06.........................                    1,070,000
        500    HCC Industries, 10.75%, 5/15/07#.............................                      531,250
      1,000    Jordan Industries, 10.375%, 8/01/03..........................                    1,060,000
      1,000    Talley Mfg. & Technology, 10.75%, 10/15/03...................                    1,050,000
      1,000    Terex Corporation, 13.25%, 5/15/02...........................                    1,130,000
        750    Venture Holdings Trust, 9.75%, 4/01/04.......................                      735,000
                                                                                               ----------
                                                                                                6,093,750
                                                                                               ----------
               MEDIA/TELECOMMUNICATIONS -- 12.6%
        750    Adelphia Communications, 12.50%, 5/15/02.....................                       795,000
      1,000    Cablevision Systems Corp., 10.50%, 5/15/16...................                     1,090,000
               Diamond Cable Co., Zero Coupon until 12/15/00
      1,000      (11.75% thereafter), 12/15/05..............................                       692,500



----------------------------------------------------------------------------------------------------------
                              See accompanying notes to financial statements.


Page 2


SALOMON BROTHERS HIGH INCOME FUND INC

June 30, 1997 (unaudited)



 Principal
  Amount                                                                                         Value
   (000)      Corporate Bonds (continued)                                                    (Note 2)
--------------------------------------------------------------------------------------------------------
    $3,000    Hollinger Inc., Zero Coupon Convertible Bond, 10/05/13......                  $  1,125,000
              ICG Holdings, Zero Coupon until 9/15/00
     1,500      (13.50% thereafter), 9/15/05..............................                     1,095,000
              International Cabletel Inc., Zero Coupon until 2/01/01
     1,300      (11.50% thereafter), 2/01/06..............................                       903,500
              Marcus Cable Co., Zero Coupon until 6/15/00
     1,250      (14.25% thereafter), 12/15/05.............................                        987,500
     1,000    SFX Broadcasting, 10.75%, 5/15/06...........................                      1,080,000
     1,500    United International Holdings, Zero Coupon, 11/15/99........                      1,155,000
       200    Western Wireless Corp., 10.50%, 6/01/06.....................                        206,500
                                                                                               ----------
                                                                                                9,130,000
                                                                                               ----------
              SERVICES/OTHER -- 5.6%
              Allied Waste Industries, Zero Coupon until 6/01/02
     1,500      (11.30% thereafter), 6/01/07#.............................                        922,500
     1,000    Borg-Warner Security Corp., 9.125%, 5/01/03.................                      1,000,000
       500    Iron Mountain Inc., 10.125%, 10/01/06.......................                        535,000
       500    Loomis Fargo & Co., 10.00%, 1/15/04#........................                        501,250
       500    Norcal Waste Systems, 13.00%, 11/15/05*.....................                        560,000
       500    Pierce Leahy Corp., 11.125%, 7/15/06........................                        545,000
                                                                                               ----------
                                                                                                4,063,750
                                                                                               ----------
              TECHNOLOGY/ELECTRONICS -- 2.0%
       400    Amphenol Corp., 9.875%, 5/15/07.............................                        412,000
     1,000    Exide Electronics Group, 11.50%, 3/15/06....................                      1,045,000
                                                                                               ----------
                                                                                                1,457,000
                                                                                               ----------
              TRANSPORTATION -- 1.4%
     1,000    Ryder TRS Inc., 10.00%, 12/01/06............................                      1,035,000
                                                                                               ----------

              UTILITIES -- 1.2%
       750    AESCorp., 10.25%, 7/15/06...................................                        823,125
                                                                                               ----------
              Total Corporate Bonds (cost $54,180,001)....................                     56,813,385
                                                                                               ----------

              Sovereign Bonds -- 15.7%
---------------------------------------------------------------------------------------------------------
     1,455    Republic of Argentina, FRB, Series L, 6.75%, 3/31/05*.......                      1,368,609
       847    Federal Republic of Brazil, C Bond, 8.00%, 4/15/14**........                        680,537
        75    Federal Republic of Brazil, Global Bond, 10.125%, 5/15/27...                         72,300



---------------------------------------------------------------------------------------------------------
                              See accompanying notes to financial statements.
                                                                                                   Page 3


SALOMON BROTHERS HIGH INCOME FUND INC

June 30, 1997 (unaudited)


 Principal
  Amount                                                                                         Value
  (000)        Sovereign Bonds (concluded)                                                     (Note 2)
---------------------------------------------------------------------------------------------------------
    $1,250     Federal Republic of Brazil, NMB, Series L, 6.9375%, 4/15/09*.....            $   1,093,750
       500     Republic of Bulgaria, Discount Bond, Tranche A, 6.5625%, 7/28/24*                  368,750
     1,300     Costa Rica, Principal Bond, Series A, 6.25%, 5/21/10.............                1,118,000
     3,808     Republic of Ecuador, PDI Bond, 6.4375%, 2/27/15*,**..............                2,456,254
               United Mexican States, Par Bond, Series A, 6.25%, 12/31/19
     1,750       (including 1,750,000 rights)...................................                1,352,969
     2,000     Republic of Panama, IRB, 3.50%, 7/17/14*.........................                1,545,000
     1,429     Republic of Venezuela, FLIRB, Series B, 6.75%, 3/31/07*..........                1,332,143
                                                                                               ----------
               Total Sovereign Bonds (cost $8,914,508)..........................               11,388,312
                                                                                               ----------

               Loan Participations -- 3.4%
---------------------------------------------------------------------------------------------------------
               The People's Democratic Republic of Algeria,
     1,000       Tranche A, 6.91%, 9/04/06* (Chase Manhattan)+..................                  876,250
               Kingdom of Morocco, Tranche A, 6.8125%, 1/01/09*
     1,750       (Morgan Guaranty Trust Company of New York)+...................                1,597,969
                                                                                               ----------
               Total Loan Participations (cost $1,976,191)......................                2,474,219
                                                                                               ----------

               Common Stock -- 0.1%
---------------------------------------------------------------------------------------------------------
 500 Shares    AmeriKing, Inc. (cost $22,000)...................................                   25,000
                                                                                               ----------

               Warrants & Rights++ -- 0.1%
---------------------------------------------------------------------------------------------------------
               Exide Electronics Group (Exercise price of $13.475 per
                 share expiring on 3/15/06.
1,000 Warrants   Each warrant exercisable for 5.15 shares of common stock.).....                   25,000
               In Flight Phone (Exercise price of $.01 per share expiring on
                 8/31/02. Each warrant exercisble for one share of
2,500 Warrants   common stock.).................................................                        0
4,000 Rights   Terex Corporation Stock Appreciation Rights......................                   44,500
               United International Holdings (Exercise price of $15 per share expiring on 11/15/99.
2,875 Warrants   Each warrant exercisable for 4.535 shares of common stock.)....                   14,375
                                                                                               ----------
               Total Warrants & Rights (cost $73,295)...........................                   83,875
                                                                                               ----------

               Total Investments-- 97.9%  (cost $65,165,995)....................               70,784,791
                                                                                               ----------

               Cash and Other Assets in Excess of Liabilities-- 2.1%............                1,538,098
                                                                                               ----------

               Net Assets -- 100.0%
               (equivalent to $15.08 per share on 4,795,204 common shares
                  oustanding)...................................................              $72,322,889
                                                                                              ===========


---------------------------------------------------------------------------------------------------------
                              See accompanying notes to financial statements.

Page 4


SALOMON BROTHERS HIGH INCOME FUND INC

Statement of Investments (concluded)
June 30, 1997 (unaudited)

--------------------------------------------------------------------------------

  * Rate shown reflects current rate on instrument with variable rate or step coupon rates.
 **   Payment-in-kind security for which part of the income earned is capitalized as additional principal.
  # Pursuant to Rule 144A under the Securities Act of 1933, this security can only be sold to qualified institutional investors.
(A) Each unit is comprised of a $1,000 par 10.75% Senior Debenture Note and 1.50% Supplemental Interest Certificate.
(B) Each unit is comprised of 40 shares of $25 par Senior Exchangeable Preferred Stock and 13 shares of Class B common stock.
(C) Each unit is comprised of a $1,000 par Senior Note due 4/01/04 and a warrant to purchase common stock.
  + Participation interest was acquired through the financial institution indicated parenthetically.
 ++   Non-income producing security.
      FLIRB  -- Front-Loaded Interest Reduction Bond.
      FRB    -- Floating Rate Bond.
      IRB    -- Interest Reduction Bond.
      NMB    -- New Money Bond.
      PDI    -- Past Due Interest.

--------------------------------------------------------------------------------
             See accompanying notes to financial statements.

SALOMON BROTHERS HIGH INCOME FUND INC

Statement of Assets and Liabilities
June 30, 1997 (unaudited)


Assets
Investments, at value (cost-- $65,165,995)........................                            $70,784,791
Cash..............................................................                                450,937
Interest receivable...............................................                              1,191,688
Unamortized organization expenses.................................                                 14,047
Prepaid expenses..................................................                                 13,734
                                                                                              -----------
      Total assets................................................                             72,455,197
                                                                                              -----------

Liabilities
Management fee payable to SBAM (Note 3)...........................                                 41,595
Accrued audit and tax return preparation fees.....................                                 36,927
Accrued printing expense..........................................                                 16,002
Accrued legal fee.................................................                                 11,131
Other accrued expenses............................................                                 26,653
                                                                                              -----------
      Total liabilities...........................................                                132,308
                                                                                              -----------

Net Assets
Common Stock ($.001 par value, authorized 100,000,000 shares;
  4,795,204 shares outstanding)....................................                                 4,795
Additional paid-in capital.........................................                            66,493,251
Distributions in excess of net investment income...................                               (36,383)
Accumulated net realized gain on investments.......................                               242,430
Net unrealized appreciation on investments.........................                             5,618,796
                                                                                              -----------
      Net assets...................................................                           $72,322,889
                                                                                              -----------

Net Asset Value Per Share ($72,322,889 / 4,795,204 shares)                                         $15.08
                                                                                              -----------

---------------------------------------------------------------------------------------------------------
                            See accompanying notes to financial statements.

Page 6


SALOMON BROTHERS HIGH INCOME FUND INC

Statement of Operations
For the Six Months Ended June 30, 1997 (unaudited)


Income
     Interest (includes discount accretion of $833,621) ....................................    $3,834,890
Expenses
     Management fee ............................................................    $246,291
     Audit and tax return preparation services .................................      30,249
     Directors' fees and expenses ..............................................      23,803
     Transfer Agent ............................................................      22,811
     Legal .....................................................................      22,315
     Printing ..................................................................      15,868
     Amortization of deferred organization costs................................      12,053
     Custodian..................................................................       8,927
     Other .....................................................................      20,760        403,077
                                                                                    --------     ----------
     Net investment income......................................................                  3,431,813
                                                                                                 ----------
Net Realized and Unrealized Gain
     Net Realized Gain on Investments...........................................                    983,741
     Change in Net Unrealized Appreciation on Investments.......................                    898,064
                                                                                                 ----------
     Net realized gain and change in net unrealized appreciation ...............                  1,881,805
                                                                                                 ----------
     Net Increase in Net Assets from Operations.................................                 $5,313,618
                                                                                                 ----------




Statement of Changes in Net Assets


                                                                                Six Months
                                                                                  Ended
                                                                                 June 30,       Year Ended
                                                                                   1997        December 31,
                                                                                (unaudited)        1996
---------------------------------------------------------------------------------------------------------------
Operations
     Net investment income ...............................................       $ 3,431,813     $ 7,249,995
     Net realized gain on investments.....................................           983,741       1,605,972
     Change in net unrealized appreciation................................           898,064       4,163,849
                                                                                 -----------     -----------
     Net increase in net assets from operations ..........................         5,313,618      13,019,816
                                                                                 -----------     -----------
Dividends
     From net investment income ..........................................        (3,468,448)     (7,249,743)
     From net realized gain...............................................          (119,725)         --
                                                                                 -----------     -----------
     Net decrease in net assets from dividends............................        (3,588,173)     (7,249,743)
                                                                                 -----------     -----------
Capital Share Transactions
     Proceeds from shares issued in reinvestment of dividends
            (18,929 and 42,303 shares issued) ............................           289,135         607,460
                                                                                 -----------     -----------
     Total increase in net assets.........................................         2,014,580       6,377,533
Net Assets
     Beginning of period..................................................        70,308,309      63,930,776
                                                                                 -----------     -----------
     End of period (includes distributions in excess of net investment income
       of $36,383 and undistributed net investment income of $252, respectively) $72,322,889     $70,308,309
                                                                                 -----------     -----------

------------------------------------------------------------------------------------------------------------
                            See accompanying notes to financial statements.

                                                                                                      Page 7

SALOMON BROTHERS HIGH INCOME FUND INC

Notes to Financial Statements
(unaudited)

Note 1. Organization

Salomon Brothers High Income Fund Inc (the "Fund") was incorporated in Maryland on September 14, 1992 and is registered as a diversified, closed-end, management investment company under the Investment Company Act of 1940, as amended. The Fund commenced operations on January 29, 1993. The Salomon Brothers High Income Fund Inc seeks to maintain a high level of current income by investing primarily in a diversified portfolio of high-yield U.S. corporate debt securities and high-yield foreign sovereign debt securities. As a secondary objective, the Fund seeks capital appreciation.

Note 2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual amounts could differ from those estimates.

(a) SECURITIES VALUATION. In valuing the Fund's assets, all securities for which market quotations are readily available are valued (i) at the last sale price prior to the time of determination if there were a sale on the date of determination, (ii) at the mean between the last current bid and asked prices if there were no sales on such date and bid and asked quotations are available, and
(iii) at the bid price if there were no sales price on such date and only bid quotations are available. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the mean between the last current bid and asked price as at the close of business of that market. However, when the spread between bid and asked price exceeds five percent of the par value of the security, the security is valued at the bid price. Securities may also be valued by independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Short-term investments having a maturity of 60 days or less are valued at amortized cost which approximates market value. Securities for which reliable quotations are not readily available and all other securities and assets are valued at fair value as determined in good faith by, or under procedures established by, the Board of Directors.

(b) INVESTMENT TRANSACTIONS. Investment transactions are recorded on the trade date. Interest income is accrued on a daily basis. Market discount or premium on securities purchased is accreted or amortized, respectively, on an effective yield basis over the life of the security. The Fund uses the specific identification method for determining realized gain or loss on investments. Dividend income is recorded on ex-dividend date.

SALOMON BROTHERS HIGH INCOME FUND INC
Notes to Financial Statements (continued)
(unaudited)


(c) FEDERAL INCOME TAXES. The Fund has complied and intends to continue to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute all of its income to its shareholders. Therefore, no federal income tax or excise tax provision is required.

(d) DIVIDENDS AND DISTRIBUTIONS. The Fund declares and pays dividends to shareholders monthly from net investment income. Net realized gains, if any, in excess of loss carryovers are expected to be distributed annually. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets.

(e) UNAMORTIZED ORGANIZATION EXPENSES. Organization expenses amounting to $125,000 were incurred in connection with the organization of the Fund. These costs have been deferred and are being amortized ratably over a five-year period from commencement of operations.

(f) REPURCHASE AGREEMENTS. When entering into repurchase agreements, it is the Fund's policy to take possession, through its custodian, of the underlying collateral and to monitor its value at the time the arrangement is entered into and at all times during the term of the repurchase agreement to ensure that it always equals or exceeds the repurchase price. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

Note 3. Management Fee and Other Transactions

The Fund has retained SBAM, an indirect wholly owned subsidiary of Salomon Inc, to act as investment manager and administrator of the Fund subject to supervision by the Board of Directors of the Fund. The management fee for these services is payable monthly at an annual rate of 0.70% of the Fund's average weekly net assets.

Certain officers and/or directors of the Fund are also officers and/or directors of the investment manager and administrator.

The Fund pays each Director not affiliated with SBAM a fee of $5,000 per year, plus a fee of $700 and reimbursement for travel and out-of-pocket expenses for each board and committee meeting attended.

SALOMON BROTHERS HIGH INCOME FUND INC

Notes to Financial Statements(concluded)
(unaudited)


Note 4. Portfolio Activity

Purchases and sales of investment securities, other than short-term investments, for the six months ended June 30, 1997, aggregated $31,078,375 and $32,029,404, respectively. The federal income tax cost basis of the Fund's investments at June 30, 1997 was substantially the same as the cost basis for financial reporting. Gross unrealized appreciation and depreciation amounted to $5,973,967 and $355,171, respectively, resulting in net unrealized appreciation for federal income tax purposes of $5,618,796.

Note 5. Loan Participations

The Fund invests in fixed and floating rate loans arranged through private negotiations between a foreign sovereign entity and one or more financial institutions. The Fund's investment in any such loan may be in the form of a participation in or an assignment of the loan.

In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

Note 6. Credit Risk

The yields of emerging markets debt obligations and high-yield corporate debt obligations reflect, among other things, perceived credit risk. The Fund's investment in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, overall greater risk of timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund.

Note 7. Dividends Subsequent to June 30, 1997

The Board of Directors of the Fund declared a common stock dividend from net investment income of $0.125 per share payable on July 31, 1997 to shareholders of record on July 15, 1997. The Board of Directors of the Fund declared a common stock dividend from net investment income of $0.125 per share payable on August 29, 1997 to shareholders of record on August 12, 1997.

SALOMON BROTHERS HIGH INCOME FUND INC

Financial Highlights

Data for a share of capital stock outstanding throughout the period:


                                      Six Months
                                         Ended
                                       June 30,       Year Ended      Year Ended     Year Ended   Period Ended
                                         1997        December 31,    December 31,   December 31,  December 31,
                                      (unaudited)        1996            1995           1994          1993*
--------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period       $14.72         $ 13.50        $ 12.88       $ 15.59       $ 13.95
                                           ------         -------        -------       -------       -------
Net investment income...............          .72            1.52           1.52          1.38          1.18
Net gain/(loss) on securities (both
   realized and unrealized).........          .39            1.22            .70         (2.32)         1.94
                                           ------         -------        -------       -------       -------
Total from investment operations....         1.11            2.74           2.22         (0.94)         3.12
                                           ------         -------        -------       -------       -------
Less distributions
   Dividends from net investment
     income.........................         (.72)          (1.52)         (1.53)        (1.39)        (1.16)
   Dividends from net realized gains         (.03)            --            (.07)        (0.38)        (0.23)
                                           ------         -------        -------       -------       -------
Total distributions. ...............         (.75)          (1.52)         (1.60)        (1.77)        (1.39)
                                           ------         -------        -------       -------       -------
Offering costs on issuance of common
     stock..........................         --             --             --             --           (0.09)
                                           ------         -------        -------       -------       -------
Net asset value, end of period......       $15.08         $ 14.72        $ 13.50       $ 12.88       $ 15.59
                                           ------         -------        -------       -------       -------
Per share market value, end of period      $16.50         $15.375        $14.125       $12.875       $15.875
                                           ------         -------        -------       -------       -------
Total investment return based on
   market price per share**.........       12.69%          20.98%         23.83%        (8.04%)       25.10%#
Ratios/supplemental data:
   Net assets, end of period (000)..      $72,323         $70,301        $63,931       $60,344       $72,495
   Ratio of expenses to average net
     assets.........................        1.14%(a)        1.16%          1.22%         1.13%         1.09%(a)
   Ratio of net investment income to
     average net assets.............        9.74%(a)       10.76%         11.68%         9.91%         8.64%(a)
   Portfolio turnover rate..........        45.1%          110.4%         128.2%         76.6%         49.6%

------------------------------------------------------------------------------------------------------------
  * For the period January 29, 1993 (commencement of investment operations)
    through December 31, 1993.
 ** For purposes of this calculation, dividends are assumed to be reinvested at prices obtained under the Fund's dividend reinvestment plan and the broker commission paid to purchase or sell a share is excluded.
  # Return calculated based on beginning of period price of $13.95 (initial offering price of $15.00 less sales load of $1.05) and end of period market value of $15.875 per share. The calculated return has not been annualized.
(a) Annualized.


                             See accompanying notes to financial statements.

                                                                                                     Page 11

SALOMON BROTHERS HIGH INCOME FUND INC

Selected Quarterly Financial Information (unaudited)


Summary of quarterly results of operations:

                                                                                           Net Realized Gain
                                                                                            (Loss) & Change
                                                                                           in Net Unrealized
                                                                  Net Investment              Appreciation
                                                                      Income                 (Depreciation)
                                                              --------------------         --------------------
Quarters Ended(a)                                                Total   Per Share          Total     Per Share
---------------------------------------------------------------------------------------------------------------
March 31, 1994............................................... $ 1,589     $.34              $(5,201)    $(1.12)

June 30, 1994................................................   1,578      .33               (1,684)      (.35)

September 30, 1994...........................................   1,620      .35                 (302)      (.07)

December 31, 1994............................................   1,702      .36               (3,666)      (.78)

March 31, 1995...............................................   1,829      .39               (1,529)      (.33)

June 30, 1995................................................   1,789      .38                2,747        .59

September 30, 1995...........................................   1,746      .37                  877        .19

December 31, 1995............................................   1,806      .38                1,191        .25

March 31, 1996...............................................   1,854      .39                1,617        .34

June 30, 1996................................................   1,838      .39                  903        .19

September 30, 1996...........................................   1,803      .38                2,315        .48

December 31, 1996............................................   1,755      .36                  935        .21

March 31, 1997...............................................   1,708      .36                 (565)      (.12)

June 30, 1997................................................   1,724      .36                2,447        .51

--------------------------------------------------------------------------------------------------------------
(a) Totals expressed in thousands of dollars except per share amounts.


                              See accompanying notes to financial statements.

Page 12


SALOMON BROTHERS HIGH INCOME FUND INC

Directors

CHARLES F. BARBER
      Consultant; formerly Chairman,
      ASARCO Incorporated
THOMAS W. BROCK
      Chairman and Chief
      Executive Officer, Salomon
      Brothers Asset Management Inc
DANIEL P. CRONIN
      VICE President -- General Counsel,
      Pfizer International Inc
MICHAEL S. HYLAND
      Chairman and President;
      Managing Director, Salomon Brothers Inc
      President, Salomon Brothers
      Asset Management Inc
RIORDAN ROETT
      Professor and Director,
      Latin American Studies Program,
      Paul H. Nitze School of Advanced
      International Studies,
      Johns Hopkins University
JESWALD W. SALACUSE
      Henry J. Braker Professor of
      Commercial Law, and formerly Dean,
      The Fletcher School of Law & Diplomacy
      Tufts University


Officers
MICHAEL S. HYLAND
      Chairman and President
PETER J. WILBY
      Executive Vice President
LAWRENCE H. KAPLAN
      Executive Vice President
      and General Counsel
ALAN M. MANDEL
      Treasurer
LAURIE A. PITTI
      Assistant Treasurer
NOEL B. DAUGHERTY
      Secretary
JENNIFER G. MUZZEY
      Assistant Secretary


Salomon Brothers High Income Fund Inc

      7 World Trade Center
      New York, New York  10048

TELEPHONE
      1-800-725-6666

INVESTMENT MANAGER
      Salomon Brothers Asset Management Inc
      7 World Trade Center
      New York, New York  10048

CUSTODIAN
      The Chase Manhattan Bank, N.A.
      Four Metrotech Center
      Brooklyn, New York  11245

DIVIDEND DISBURSING AND TRANSFER AGENT
      American Stock Transfer &Trust Company
      40 Wall Street
      New York, New York 10005

LEGAL COUNSEL
      Simpson Thacher & Bartlett
      425 Lexington Avenue
      New York, New York  10017

NEW YORK STOCK EXCHANGE SYMBOL
      HIF

                 Salomon Brothers
                 High Income Fund Inc




                 Semi-Annual Report
                 JUNE 30, 1997









----------------------------------------------------------
             Salomon Brothers Asset Management
----------------------------------------------------------
American Stock Transfer & Trust Company
40 Wall Street
New York, New York 10005


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                                  U.S. POSTAGE
                                      PAID
                                STATEN ISLAND, NY
                                 PERMIT No. 169